UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2018

AXOS FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

BofI Holding, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing.

On September 11, 2018, BofI Holding, Inc. (the “Company”) provided written notice to The NASDAQ Stock Market (“NASDAQ”) that it expects to voluntarily delist from NASDAQ at the close of trading on September 28, 2018 and intends to transfer the listing of its Common Stock and 6.25% Subordinated Notes to The New York Stock Exchange (“NYSE”) to commence trading on the next business day, October 1, 2018. The Company’s Common Stock has been approved for listing on NYSE under the symbol “AX,” and the 6.25% Subordinated Notes have been approved for trading on NYSE under the symbol “AXO.”

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Pursuant to a Certificate of Amendment to the Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on September 11, 2018 and effective as of 12:01 a.m. (Eastern time) on September 12, 2018 (the “Certificate of Amendment”), the Company has changed its name to Axos Financial, Inc. (the “Name Change”). The Name Change is being made in connection with a planned re-branding of BofI Federal Bank to Axos Bank as of October 1, 2018. Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware, the Name Change does not require approval of the Company’s stockholders.

Effective as of September 12, 2018, the Company will adopt a new form of common stock certificate (the “Form of Stock Certificate”) representing its Common Stock, par value $0.01 per share (the “Common Stock”), to reflect the name change.

The Name Change will not affect the rights of the Company’s security holders. There will be no other changes to the Company’s Certificate of Incorporation in connection with the Name Change. The CUSIP number assigned to the Company’s Common Stock will change to 05465C 100.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The revised Form of Stock Certificate is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On September 12, 2018, the Company issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information in the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of the Company, filed with the Delaware Secretary of State on September 11, 2018
4.1	Form of Common Stock Certificate of the Company
99.1	Press Release dated September 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 12, 2018	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer